# GE 4Q 2014 EARNINGS

- 4Q Operating EPS $0.56, +6%
- 4Q GAAP EPS from continuing operations $0.52, +6%

| | OPERATING EPS | | | | INDUSTRIAL SEGMENT | |
|---|---|---|---|---|---|---|
| | INDUSTRIAL | GE CAPITAL | INDUSTRIAL CFOA | MARGINS | ORGANIC REVENUES | OPERATING PROFIT |
| 4Q | $0.37<br>+23% | $0.19<br>-17% | $7.2B<br>+64% | 18.8%<br>+50 bps | $32.2B<br>+9% | $6.0B<br>+9% |
| Full-Year 2014 | $0.96<br>+10% | $0.69<br>-10% | $12.2B<br>+47% | 16.2%<br>+50 bps | $108.0B<br>+7% | $17.8B<br>+10% |

## HIGHLIGHTS

- 4Q industrial segment profit +9%, with 6 of 7 segments growing earnings
- 4Q revenues $42.0 billion, +4%
- 4Q industrial segment organic revenues $32.2 billion, +9%; FY2014 $108.0 billion, +7%
- 4Q margins +50 bps vs. 4Q'13; full-year margins +50 bps
- $1.2 billion reduction in Industrial structural costs in 2014, ahead of plan
- 2014 GE CFOA of $15.2 billion, +6%
- 4Q Industrial CFOA of $7.2 billion, +64%; +30% excluding NBCU deal-related taxes
- GE Capital ENI (excluding liquidity) at $363 billion, -5% vs. year-ago
- Underlying performance as expected in Oil & Gas. Organically, achieved: orders -4%, revenue flat, operating profit +6%. Reported: orders -10%, revenue -6%, operating profit +1%.

"GE ended the year with strong fourth-quarter industrial earnings and margin growth. The environment remains volatile, but we continue to see infrastructure growth opportunities. We are pleased with our execution in 2014: meeting our commitment to grow industrial segment profits 10%, industrial segment organic revenue growth of 7%, increasing operating margins 50 basis points, decreasing costs by $1.2 billion, reducing the size of GE Capital and returning $11 billion to shareowners."

Jeff Immelt
Chairman and CEO

### OPERATING EPS

$0.53
$0.56
+6%
4Q '13
4Q '14

### ORDERS

$30.7B
$31.5B
EQUIP.
18.4
18.4
+3%
SERVICES
12.3
13.1
4Q '13
4Q '14

### BACKLOG

$244B
$261B
EQUIP.
64
72
SERVICES
180
189
4Q '13
4Q '14

### TOTAL CASH RETURNED TO SHAREOWNERS

$11B
in 2014
Buyback and dividend

### 4Q INDUSTRIAL SEGMENT PROFIT

$5.5B
$6.0B
+9%
4Q '13
4Q '14

### MARGINS

18.3%
18.8%
+50 bps
4Q '13
4Q '14

### SIMPLIFICATION

(SG&A EXPENSES AS A % OF SALES)

17.5%
15.9%
14.0%
2012
2013
2014
Structural cost out
$(1.6)B
$(1.2)B

### GENERATING CASH

GE CFOA
V%
$14.3B
$15.2B
6%
GECC Dividend
6.0
3.0
(50)%
Industrial
8.3
12.2
47%
2013
2014
Ind'l. ex. NBCU taxes
$11.5B
$12.2B
6%

GE 4Q 2014 EARNINGS JANUARY 23, 2015

2

## DEAL HIGHLIGHTS

**Oil & Gas —** GE and Cheniere signed a $1 billion service agreement for the Sabine Pass LNG Export Terminal.

**Healthcare —** U.S. Healthcare orders +9%, with equipment +17%, driven by launch of the Revolution CT and new Voluson women's health ultrasound.

**Aviation —** GE selected to provide the core computing & power distribution systems for the Boeing 777X aircraft, which already has 300 orders and commitments.

**Power & Water —** GE signed deal in Egypt to supply advanced gas turbines for 2.7GW of power generation.

**Predix/Softbank —** GE opened its Predix software platform to Softbank Telecom in its first licensing deal for the Industrial Internet platform.

## PRODUCT HIGHLIGHTS

### Tier 4 Locomotive

1,355 T4-compliant locomotive orders in 2014.

### H-Turbine

Power & Water backlog of 15 H units; another 30 units technically selected across six countries.

### LEAP Engine

79% market share to date.

(55% on A320neo and 100% for 737MAX)
(LEAP is a trademark of CFM International, a 50-50 JV between Snecma and GE)

### Voluson Ultrasound

294 units sold in 4Q of the new Voluson E10 women's health ultrasound system for use in Maternal Fetal Medicine.

## GE CAPITAL HIGHLIGHTS

**ENI EX. LIQUIDITY**

$380B
$365B
$363B
4Q '13
3Q '14
4Q '14

**GECC TIER 1 COMMON RATIO***

12.1%
12.7%
3Q '14
4Q '14

*Basel 1

**NET INTEREST MARGIN**

5.0%

**DIVIDENDS TO PARENT**

$3.0B

**2016 EARNINGS GOAL**

25%
Capital
75%
Industrial

Assumes closing of transactions and alliances with Alstom, Synchrony Financial split-off, and GE Appliances disposition, which are all subject to regulatory approval.

"We are focused on our 2015 investor commitments. There is no change to our framework: double-digit Industrial operating EPS growth; 2%–5% industrial segment organic revenue growth; margin expansion; a smaller GE Capital; $12–$15 billion in free cash flow including dispositions; and $10 billion+ returned to shareowners. In a volatile world, we expect to execute on our pivot to achieve 75% of our earnings from Industrial by 2016."

**Jeff Immelt**
**Chairman and CEO**

GE 4Q 2014 EARNINGS

JANUARY 23, 2015

3

# FOURTH-QUARTER AND FULL-YEAR 2014 HIGHLIGHTS

## 4Q '14

### OPERATING EARNINGS

| EARNINGS | EPS |
|---|---|
| $5.6B | $0.56 |
| +4% | +6% |

### GAAP EARNINGS FROM CONTINUING OPERATIONS (ATTRIBUTABLE TO GE)

| EARNINGS | EPS |
|---|---|
| $5.3B | $0.52 |
| +6% | +6% |

### GAAP NET EARNINGS (ATTRIBUTABLE TO GE)

| EARNINGS | EPS |
|---|---|
| $5.2B | $0.51 |
| +61% | +59% |

### REVENUES

| REVENUES | INDUSTRIAL SALES | GECC |
|---|---|---|
| $42.0B | $31.0B | $11.5B |
| +4% | +8% | +4% |

## FULL-YEAR '14

### OPERATING EARNINGS

| EARNINGS | EPS |
|---|---|
| $16.7B | $1.65 |
| -1% | +1% |

### GAAP EARNINGS FROM CONTINUING OPERATIONS (ATTRIBUTABLE TO GE)

| EARNINGS | EPS |
|---|---|
| $15.3B | $1.51 |
| +1% | +3% |

### GAAP NET EARNINGS (ATTRIBUTABLE TO GE)

| EARNINGS | EPS |
|---|---|
| $15.2B | $1.50 |
| +17% | +18% |

### REVENUES

| REVENUES | INDUSTRIAL SALES | GECC |
|---|---|---|
| $148.6B | $107.3B | $42.7B |
| +2% | +6% | -3% |

### CASH

| GE OPERATING ACTIVITIES | INDUSTRIAL OPERATING ACTIVITIES |
|---|---|
| $15.2B | $12.2B |
| +6% | +47% |
| | +6% ex. effect NBCU taxes in 2013 |

Fourth-quarter results webcast at 8:30 a.m. ET today

**www.ge.com/investor**

Related charts are now posted on our website for your review prior to the call.

This document contains non-GAAP financial information. For an explanation and reconciliation of non-GAAP measures, see the accompanying supplemental information.

The accompanying tables include information integral to assessing the Company's financial position, operating performance and cash flow.

GE 4Q 2014 EARNINGS JANUARY 23, 2015

4

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# Caution Concerning Forward-Looking Statements:

This document contains "forward-looking statements" – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected income; earnings per share; revenues; organic growth; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between Industrial and GE Capital earnings. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: current economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets; the impact of conditions in the financial and credit markets on the availability and cost of General Electric Capital Corporation's (GECC) funding, GECC's exposure to counterparties and our ability to reduce GECC's asset levels as planned; the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults; pending and future mortgage securitization claims and litigation in connection with WMC, which may affect our estimates of liability, including possible loss estimates; our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so; the adequacy of our cash flows and earnings and other conditions which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels; GECC's ability to pay dividends to GE at the planned level, which may be affected by GECC's cash flows and earnings, financial services regulation and oversight, and other factors; our ability to convert pre-order commitments/wins into orders; the price we realize on orders since commitments/wins are stated at list prices; customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve; the effectiveness of our risk management framework; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation; adverse market conditions, timing of and ability to obtain required bank regulatory approvals, or other factors relating to us or Synchrony Financial that could prevent us from completing the Synchrony split-off as planned; our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions; our success in completing announced transactions, such as the proposed transactions and alliances with Alstom, and our ability to realize anticipated earnings and savings; our success in integrating acquired businesses and operating joint ventures; the impact of potential information technology or data security breaches; and the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

This document includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

**Investor Contact:**
Matt Cribbins, 203.373.2424
matthewg.cribbins@ge.com

**Media Contact:**
Seth Martin, 203.572.3567
seth.martin@ge.com

GE 4Q 2014 EARNINGS JANUARY 23, 2015

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF EARNINGS
(unaudited)
	Consolidated			GE(a)			Financial Services (GECC)
Three months ended December 31	2014	2013	V%	2014	2013	V%	2014	2013	V%

Revenues and other income
Sales of goods and services	$30,920	$28,701	8%	$31,046	$28,826	8%	$32	$36	(11)%
Other income	(14)	1,026		18	993		-	-
GECC earnings from continuing operations	-	-		2,052	2,493		-	-
GECC revenues from services	11,098	10,655		-	-		11,480	11,041
Total revenues and other income	42,004	40,382	4%	33,116	32,312	2%	11,512	11,077	4%
Costs and expenses
Cost of sales	23,043	21,880		23,179	22,006		23	33
Interest and other financial charges	2,366	2,468		437	345		2,072	2,273
Investment contracts, insurance losses and
insurance annuity benefits	608	654		-	-		637	648
Provision for losses on financing receivables	1,098	1,562		-	-		1,098	1,562
Other costs and expenses	8,810	9,159		3,616	4,225		5,435	5,145
Total costs and expenses	35,925	35,723	1%	27,232	26,576	2%	9,265	9,661	(4)%
Earnings from continuing operations
before income taxes	6,079	4,659	30%	5,884	5,736	3%	2,247	1,416	59%
Benefit (provision) for income taxes	(600)	490		(491)	(602)		(109)	1,092
Earnings from continuing operations	5,479	5,149	6%	5,393	5,134	5%	2,138	2,508	(15)%
Earnings (loss) from discontinued
operations, net of taxes	(140)	(1,785)		(140)	(1,785)		(140)	(1,720)
Net earnings	5,339	3,364	59%	5,253	3,349	57%	1,998	788	F
Less net earnings (loss) attributable to
noncontrolling interests	187	158		101	143		86	15
Net earnings attributable
to the Company	5,152	3,206	61%	5,152	3,206	61%	1,912	773	F
Preferred stock dividends declared	-	-		-	-		(161)	(163)
Net earnings attributable to
GE common shareowners	$5,152	$3,206	61%	$5,152	$3,206	61%	$1,751	$610	F
Amounts attributable to GE common
shareowners:
Earnings from continuing operations	$5,479	$5,149	6%	$5,393	$5,134	5%	$2,138	$2,508	(15)%
Less net earnings (loss) attributable
to noncontrolling interests	187	158		101	143		86	15
Earnings from continuing operations
attributable to the Company	5,292	4,991	6%	5,292	4,991	6%	2,052	2,493	(18)%
GECC preferred stock dividends declared	-	-		-	-		(161)	(163)
Earnings from continuing operations
attributable to GE common shareowners	5,292	4,991	6%	5,292	4,991	6%	1,891	2,330	(19)%
Earnings (loss) from discontinued
operations, net of taxes	(140)	(1,785)		(140)	(1,785)		(140)	(1,720)
Net earnings attributable to GE
common shareowners	$5,152	$3,206	61%	$5,152	$3,206	61%	$1,751	$610	F

Per-share amounts - earnings from
continuing operations
Diluted earnings per share	$0.52	$0.49	6%
Basic earnings per share	$0.53	$0.49	8%
Per-share amounts - net earnings
Diluted earnings per share	$0.51	$0.32	59%
Basic earnings per share	$0.51	$0.32	59%
Total average equivalent shares
Diluted earnings	10,127	10,162	-%
Basic earnings	10,050	10,090	-%
Dividends declared per common share	$0.23	$0.22	5%
Amounts attributable to GE
common shareowners:
Earnings from continuing operations	$5,292	$4,991	6%
Adjustment (net of tax): non-operating
pension costs/(income)	343	426
Operating earnings (non-GAAP measure)	$5,635	$5,417	4%
Operating earnings - diluted
earnings per share	$0.56	$0.53	6%
(a)	Refers to the Industrial businesses of the Company including GECC on an equity basis.

Dollar amounts and share amounts in millions; per-share amounts in dollars. Supplemental data are shown for "GE" and "GECC." Transactions between GE and GECC have been eliminated from the "Consolidated" columns. See Note 1 to the 2013 consolidated financial statements at www.ge.com/ar2013 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF EARNINGS
(unaudited)
	Consolidated			GE(a)			Financial Services (GECC)
Twelve months ended December 31	2014	2013	V%	2014	2013	V%	2014	2013	V%

Revenues and other income
Sales of goods and services	$106,758	$100,542	6%	$107,308	$101,014	6%	$121	$126	(4)%
Other income	778	3,108		707	2,886		-	-
GECC earnings from continuing operations	-	-		7,341	8,258		-	-
GECC revenues from services	41,053	42,395		-	-		42,604	43,941
Total revenues and other income	148,589	146,045	2%	115,356	112,158	3%	42,725	44,067	(3)%

Costs and expenses
Cost of sales	81,311	77,141		81,877	77,630		104	108
Interest and other financial charges	9,482	10,116		1,579	1,333		8,397	9,267
Investment contracts, insurance losses and
insurance annuity benefits	2,548	2,676		-	-		2,678	2,779
Provision for losses on financing receivables	3,993	4,818		-	-		3,993	4,818
Other costs and expenses	34,026	35,143		14,971	16,105		19,912	19,776
Total costs and expenses	131,360	129,894	1%	98,427	95,068	4%	35,084	36,748	(5)%
Earnings from continuing operations
before income taxes	17,229	16,151	7%	16,929	17,090	(1)%	7,641	7,319	4%
Benefit (provision) for income taxes	(1,772)	(676)		(1,634)	(1,668)		(138)	992
Earnings from continuing operations	15,457	15,475	-%	15,295	15,422	(1)%	7,503	8,311	(10)%
Earnings (loss) from discontinued
operations, net of taxes	(112)	(2,120)		(112)	(2,120)		(107)	(2,054)
Net earnings	15,345	13,355	15%	15,183	13,302	14%	7,396	6,257	18%
Less net earnings (loss) attributable to
noncontrolling interests	112	298		(50)	245		162	53
Net earnings attributable to
the Company	15,233	13,057	17%	15,233	13,057	17%	7,234	6,204	17%
Preferred stock dividends declared	-	-		-	-		(322)	(298)
Net earnings attributable to
GE common shareowners	$15,233	$13,057	17%	$15,233	$13,057	17%	$6,912	$5,906	17%
Amounts attributable to GE common
shareowners:
Earnings from continuing operations	$15,457	$15,475	-%	$15,295	$15,422	(1)%	$7,503	$8,311	(10)%
Less net earnings (loss) attributable
to noncontrolling interests	112	298		(50)	245		162	53
Earnings from continuing operations
attributable to the Company	15,345	15,177	1%	15,345	15,177	1%	7,341	8,258	(11)%
GECC preferred stock dividends declared	-	-		-	-		(322)	(298)
Earnings from continuing operations
attributable to GE common shareowners	15,345	15,177	1%	15,345	15,177	1%	7,019	7,960	(12)%
Earnings (loss) from discontinued
operations, net of taxes	(112)	(2,120)		(112)	(2,120)		(107)	(2,054)
Net earnings attributable to GE
common shareowners	$15,233	$13,057	17%	$15,233	$13,057	17%	$6,912	$5,906	17%

Per-share amounts - earnings from
continuing operations
Diluted earnings per share	$1.51	$1.47	3%
Basic earnings per share	$1.53	$1.48	3%
Per-share amounts - net earnings
Diluted earnings per share	$1.50	$1.27	18%
Basic earnings per share	$1.51	$1.28	18%
Total average equivalent shares
Diluted earnings	10,123	10,289	(2)%
Basic earnings	10,045	10,222	(2)%
Dividends declared per common share	$0.89	$0.79	13%

Amounts attributable to GE
common shareowners:
Earnings from continuing operations	$15,345	$15,177	1%
Adjustment (net of tax): non-operating
pension costs/(income)	1,378	1,705
Operating earnings (non-GAAP measure)	$16,723	$16,882	(1)%
Operating earnings - diluted
earnings per share	$1.65	$1.64	1%
(a)	Refers to the Industrial businesses of the Company including GECC on an equity basis.

Dollar amounts and share amounts in millions; per-share amounts in dollars. Supplemental data are shown for "GE" and "GECC." Transactions between GE and GECC have been eliminated from the "Consolidated" columns. See Note 1 to the 2013 consolidated financial statements at www.ge.com/ar2013 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
SUMMARY OF OPERATING SEGMENTS
(unaudited)
	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2014	2013	V%	2014	2013	V%

Revenues(a)
Power & Water	$9,388	$7,686	22%	$27,564	$24,724	11%
Oil & Gas	5,010	5,306	(6)%	18,676	16,975	10%
Energy Management	1,978	2,012	(2)%	7,319	7,569	(3)%
Aviation	6,424	6,170	4%	23,990	21,911	9%
Healthcare	5,133	5,117	-%	18,299	18,200	1%
Transportation	1,577	1,460	8%	5,650	5,885	(4)%
Appliances & Lighting	2,310	2,196	5%	8,404	8,338	1%
Total industrial segment revenues	31,820	29,947	6%	109,902	103,602	6%
GE Capital	11,512	11,077	4%	42,725	44,067	(3)%
Total segment revenues	43,332	41,024	6%	152,627	147,669	3%
Corporate items and eliminations(a)	(1,328)	(642)	U	(4,038)	(1,624)	U
Consolidated revenues and other income
from continuing operations	$42,004	$40,382	4%	$148,589	$146,045	2%

Segment profit(a)
Power & Water	$2,140	$1,897	13%	$5,352	$4,992	7%
Oil & Gas	814	802	1%	2,585	2,178	19%
Energy Management	113	46	F	246	110	F
Aviation	1,397	1,251	12%	4,973	4,345	14%
Healthcare	1,020	1,062	(4)%	3,047	3,048	-%
Transportation	316	280	13%	1,130	1,166	(3)%
Appliances & Lighting	188	142	32%	431	381	13%
Total industrial segment profit	5,988	5,480	9%	17,764	16,220	10%
GE Capital	1,891	2,330	(19)%	7,019	7,960	(12)%
Total segment profit	7,879	7,810	1%	24,783	24,180	2%
Corporate items and eliminations(a)	(1,659)	(1,872)	11%	(6,225)	(6,002)	(4)%
GE interest and other financial charges	(437)	(345)	(27)%	(1,579)	(1,333)	(18)%
GE provision for income taxes	(491)	(602)	18%	(1,634)	(1,668)	2%
Earnings from continuing operations
attributable to the Company	5,292	4,991	6%	15,345	15,177	1%
Earnings (loss) from discontinued operations,
net of taxes	(140)	(1,785)	92%	(112)	(2,120)	95%
Consolidated net earnings attributable to
the Company	$5,152	$3,206	61%	$15,233	$13,057	17%

(a)
Segment revenues includes both revenues and other income related to the segment. Segment profit excludes results reported as discontinued operations, the portion of earnings attributable to noncontrolling interests of consolidated subsidiaries, and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment's management is measured – excluded in determining segment profit, which we sometimes refer to as "operating profit," for Power & Water, Oil & Gas, Energy Management, Aviation, Healthcare, Transportation and Appliances & Lighting; included in determining segment profit, which we sometimes refer to as "net earnings," for GE Capital. Certain corporate costs, such as shared services, employee benefits and information technology are allocated to our segments based on usage. A portion of the remaining corporate costs are allocated based on each segment's relative net cost of operations. Effective in the second quarter of 2014, we began reporting our GE Capital segment results including the effects of the GECC preferred stock dividends.  The cost of these dividends had previously been reported in the GE Corporate Items and Eliminations line in the Company's Summary of Operating Segments table. Presenting GE Capital segment results including the effects of the GECC preferred stock dividends aligns the way management currently measures the results of our financial services business. Prior-period information has been reclassified to be consistent with how we currently measure GE Capital.

GENERAL ELECTRIC COMPANY
SUMMARY OF OPERATING SEGMENTS
Additional Information
(unaudited)
	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2014	2013	V%	2014	2013	V%

GE Capital

Revenues	$11,512	$11,077	4%	$42,725	$44,067	(3)%

Segment profit	$1,891	$2,330	(19)%	$7,019	$7,960	(12)%

Revenues
Commercial Lending and Leasing (CLL)	$3,756	$3,225	16%	$14,630	$14,316	2%
Consumer	4,201	4,583	(8)%	15,023	15,741	(5)%
Real Estate	977	697	40%	2,969	3,915	(24)%
Energy Financial Services	577	442	31%	1,697	1,526	11%
GE Capital Aviation Services (GECAS)	1,290	1,373	(6)%	5,242	5,346	(2)%

Segment profit
CLL	$549	$263	F	$2,271	$1,965	16%
Consumer	1,137	2,057	(45)%	3,016	4,319	(30)%
Real Estate	299	128	F	1,002	1,717	(42)%
Energy Financial Services	111	117	(5)%	401	410	(2)%
GECAS	218	71	F	1,046	896	17%

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF FINANCIAL POSITION
(unaudited)

	Consolidated		GE(a)		Financial Services (GECC)
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
(Dollars in billions)	2014	2013	2014	2013	2014	2013

Assets
Cash & marketable securities	$138.1	$132.5	$16.0	$14.0	$122.1	$118.5
Receivables	23.2	21.4	11.5	11.0	-	-
Inventories	17.7	17.3	17.6	17.3	0.1	0.1
Financing receivables – net	224.8	241.9	-	-	237.0	253.0
Property, plant and equipment – net	66.4	68.8	17.2	17.6	49.6	51.6
Investment in GECC	-	-	82.5	77.7	-	-
Goodwill & intangible assets	90.7	92.0	64.5	64.6	26.2	27.3
Other assets	79.9	80.3	33.6	28.8	54.3	59.1
Assets of businesses held for sale	6.3	0.1	2.8	-	3.5	0.1
Assets of discontinued operations	1.2	2.3	-	-	1.2	2.3
Total assets	$648.3	$656.6	$245.7	$231.0	$494.0	$512.0

Liabilities and equity
Borrowings and bank deposits	$365.0	$383.0	$16.3	$13.4	$349.5	$371.1
Investment contracts, insurance liabilities
and insurance annuity benefits	27.6	26.5	-	-	28.0	27.0
Other liabilities	114.2	106.4	98.7	86.1	22.6	27.0
Liabilities of businesses held for sale	3.4	-	1.5	-	2.4	-
Liabilities of discontinued operations	1.2	3.9	0.1	0.1	1.1	3.8
Total GE shareowners' equity	128.2	130.6	128.2	130.6	87.5	82.7
Noncontrolling interests	8.7	6.2	0.8	0.8	2.9	0.4
Total liabilities and equity	$648.3	$656.6	$245.7	$231.0	$494.0	$512.0

(a)	Refers to the Industrial businesses of the Company including GECC on an equity basis.

Supplemental data are shown for "GE" and "GECC." Transactions between GE and GECC have been eliminated from the "Consolidated" columns. See Note 1 to the 2013 consolidated financial statements at www.ge.com/ar2013 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
Financial Measures That Supplement GAAP

 We sometimes use information derived from consolidated financial information but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. We have referred to:
•	Operating earnings and operating earnings per share (EPS)
•	Industrial operating earnings, GE Capital operating earnings, Industrial operating EPS and GE Capital operating EPS
•	Industrial segment organic revenue growth
•	GE Capital ending net investment (ENI), excluding liquidity
•	Industrial cash flows from operating activities (Industrial CFOA) and Industrial CFOA excluding effects of NBCU deal-related taxes
•	Oil & Gas organic revenue and profit growth

The reconciliations of these measures to the most comparable GAAP measures follow.

OPERATING EARNINGS AND OPERATING EARNINGS PER SHARE (EPS)

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions; except earnings per share)	2014	2013	V%	2014	2013	V%

Earnings from continuing operations attributable to GE	$5,292	$4,991	6%	$15,345	$15,177	1%
Adjustment (net of tax): non-operating pension costs/(income)	343	426		1,378	1,705
Operating earnings	$5,635	$5,417	4%	$16,723	$16,882	(1%)

Earnings per share – diluted(a)
Continuing earnings per share	$0.52	$0.49	6%	$1.51	$1.47	3%
Adjustment (net of tax): non-operating pension costs/(income)	0.03	0.04		0.14	0.16
Operating earnings per share	$0.56	$0.53	6%	$1.65	$1.64	1%

(a)	Earnings-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

INDUSTRIAL OPERATING EARNINGS, GE CAPITAL OPERATING EARNINGS,
INDUSTRIAL OPERATING EPS AND GE CAPITAL OPERATING EPS

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions; except earnings per share)	2014	2013	V%	2014	2013	V%

Earnings from continuing operations attributable to GE	$5,292	$4,991		$15,345	$15,177
Adjustments (net of tax): non-operating pension costs (income)	343	426		1,378	1,705
Operating earnings	5,635	5,417	4%	16,723	16,882	(1)%

Less GECC earnings from continuing operations
attributable to GE common shareowners	1,891	2,330		7,019	7,960
Operating earnings excluding GECC earnings from continuing
operations attributable to GE common shareowners
(Industrial operating earnings)	$3,744	$3,087	21%	$9,704	$8,922	9%
Operating earnings less Industrial operating
earnings (GE Capital operating earnings)	1,891	2,330	(19)%	7,019	7,960	(12)%
Operating earnings	5,635	5,417		16,723	16,882

Industrial operating earnings as a percentage of
operating earnings	66%	57%		58%	53%
GE Capital earnings as a percentage of operating earnings	34%	43%		42%	47%

Allocated portion of operating EPS attributable
to Industrial (Industrial operating EPS)	$0.37	$0.30	23%	$0.96	$0.87	10%
Allocated portion of operating EPS attributable
to GE Capital (GE Capital operating EPS)	0.19	0.23	(17)%	0.69	0.77	(10)%
Total operating EPS	$0.56	$0.53	6%	$1.65	$1.64	1%

Operating earnings excludes non-service-related pension costs of our principal pension plans comprising interest cost, expected return on plan assets and amortization of actuarial gains/losses. The service cost, prior service cost and curtailment loss components of our principal pension plans are included in operating earnings. We believe that these components of pension cost better reflect the ongoing service-related costs of providing pension benefits to our employees. As such, we believe that our measure of operating earnings provides management and investors with a useful measure of the operational results of our business. Other components of GAAP pension cost are mainly driven by capital allocation decisions and market performance, and we manage these separately from the operational performance of our businesses. Neither GAAP nor operating pension costs are necessarily indicative of the current or future cash flow requirements related to our pension plan. We also believe that this measure, considered along with the corresponding GAAP measure, provides management and investors with additional information for comparison of our operating results to the operating results of other companies. We believe that presenting operating earnings separately for our industrial and financial services businesses also provides management and investors with useful information about the relative size of our industrial and financial services businesses in relation to the total company.

INDUSTRIAL SEGMENT ORGANIC REVENUE GROWTH

	Three Months Ended December 31
(Dollars in millions)	2014	2013	V%

Segment revenues:
Power & Water	$9,388	$7,686
Oil & Gas	5,010	5,306
Energy Management	1,978	2,012
Aviation	6,424	6,170
Healthcare	5,133	5,117
Transportation	1,577	1,460
Appliances & Lighting	2,310	2,196
Industrial segment revenues	31,820	29,947	6%
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for investment)
and currency exchange rates	(417)	446
Industrial segment revenues excluding effects of acquisitions, business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Industrial segment organic revenues)	$32,237	$29,501	9%

	Twelve Months Ended December 31
(Dollars in millions)	2014	2013	V%

Segment revenues:
Power & Water	$27,564	$24,724
Oil & Gas	18,676	16,975
Energy Management	7,319	7,569
Aviation	23,990	21,911
Healthcare	18,299	18,200
Transportation	5,650	5,885
Appliances & Lighting	8,404	8,338
Industrial segment revenues	109,902	103,602	6%
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for investment)
and currency exchange rates	1,871	2,175
Industrial segment revenues excluding effects of acquisitions, business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Industrial segment organic revenues)	$108,031	$101,427	7%

Organic revenue growth measures revenue excluding the effects of acquisitions, business dispositions and currency exchange rates.  We believe that this measure provides management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, dispositions and currency exchange, which activities are subject to volatility and can obscure underlying trends.  We also believe that presenting organic revenue growth separately for our industrial businesses provides management and investors with useful information about the trends of our industrial businesses and enables a more direct comparison to other non-financial businesses and companies.  Management recognizes that the term "organic revenue growth" may be interpreted differently by other companies and under different circumstances. Although this may have an effect on comparability of absolute percentage growth from company to company, we believe that these measures are useful in assessing trends of the respective businesses or companies and may therefore be a useful tool in assessing period-to-period performance trends.

GE CAPITAL ENDING NET INVESTMENT (ENI), EXCLUDING LIQUIDITY

(Dollars in billions)	December 31, 2014	September 30, 2014	December 31, 2013

Financial Services (GECC) total assets	$494.0	$501.2	$512.0
Adjustment: deferred income taxes	6.2	5.7	4.8
GECC total assets	500.2	506.9	516.8
Less assets of discontinued operations	1.2	1.3	2.3
Less non-interest bearing liabilities	60.5	60.9	59.3
GE Capital ENI	438.5	444.7	455.2
Less liquidity(a)	75.5	79.9	74.9
GE Capital ENI, excluding liquidity	$363.0	$364.8	$380.3

Variance to September 30, 2014	$(1.8)
Percentage variance to September 30, 2014	-%
Variance to December 31, 2013	$(17.3)
Percentage variance to December 31, 2013	(5)%

(a)	Liquidity includes cash and equivalents and $1.2 billion of debt obligations of the U.S. Treasury at December 31, 2014.

We use ENI to measure the size of our GE Capital segment. We believe that this measure is a useful indicator of the capital (debt or equity) required to fund a business as it adjusts for non-interest bearing current liabilities generated in the normal course of business that do not require a capital outlay. We also believe that by excluding liquidity, we provide a meaningful measure of assets requiring capital to fund our GE Capital segment as a substantial amount of liquidity resulted from debt issuances to pre-fund future debt maturities and will not be used to fund additional assets. Liquidity consists of cash and equivalents and certain debt obligations of the U.S. Treasury. As a general matter, investments included in liquidity are expected to be highly liquid, giving us the ability to readily convert them to cash. Providing this measure will help investors measure how we are performing against our previously communicated goal to reduce the size of our financial services segment.

INDUSTRIAL CASH FLOWS FROM OPERATING ACTIVITIES (INDUSTRIAL CFOA) AND INDUSTRIAL CFOA EXCLUDING THE EFFECTS OF NBCU DEAL-RELATED TAXES

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2014	2013	V%	2014	2013	V%

Cash from GE's operating activities (continuing operations),
as reported	$7,996	$6,427	24%	$15,171	$14,255	6%
Less dividends from GECC	779	2,038		3,000	5,985
Cash from GE's operating activities (continuing operations),
excluding dividends from GECC (Industrial CFOA)	$7,217	$4,389	64%	$12,171	$8,270	47%
Adjustment: effects of NBCU deal-related taxes		1,168			3,184
Industrial CFOA excluding effects of NBCU deal-related taxes	7,217	5,557	30%	12,171	11,454	6%

We refer to cash generated by our industrial businesses as "Industrial CFOA," which we define as GE's cash from continuing operating activities less the amount of dividends received by GE from GECC. This includes the effects of intercompany transactions, including GE customer receivables sold to GECC; GECC services for trade receivables management and material procurement; buildings and equipment (including automobiles) leased between GE and GECC; information technology (IT) and other services sold to GECC by GE; aircraft engines manufactured by GE that are installed on aircraft purchased by GECC from third-party producers for lease to others; and various investments, loans and allocations of GE corporate overhead costs. We believe that investors may find it useful to compare GE's operating cash flows without the effect of GECC dividends, since these dividends are not representative of the operating cash flows of our industrial businesses and can vary from period-to-period based upon the results of the financial services businesses. We also believe that investors may find it useful to compare Industrial CFOA excluding the effects of taxes paid related to the 2013 NBCU transaction. Management recognizes that these measures may not be comparable to cash flow results of companies that contain both industrial and financial services businesses, but believes that this comparison is aided by the provision of additional information about the amounts of dividends paid by our financial services business and the separate presentation in our financial statements of the Financial Services (GECC) cash flows. We believe that our measures of Industrial CFOA and Industrial CFOA excluding NBCU deal-related taxes provide management and investors with useful measures to compare the capacity of our industrial operations to generate operating cash flows with the operating cash flows of other non-financial businesses and companies and as such provide useful measures to supplement the reported GAAP CFOA measure.

OIL & GAS ORGANIC REVENUE GROWTH

	Three Months Ended December 31
(Dollars in millions)	2014	2013	V%

Oil & Gas segment revenue	$5,010	$5,306	(6)%
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for investment)
and currency exchange rates	(78)	221
Oil & Gas revenues excluding effects of acquisitions,
business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Oil & Gas organic revenue)	$5,088	$5,085	-%

OIL & GAS ORGANIC PROFIT GROWTH

	Three Months Ended December 31
(Dollars in millions)	2014	2013	V%

Oil & Gas segment profit	$814	$802	1%
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for investment)
and currency exchange rates	(20)	18
Oil & Gas segment profit excluding effects of acquisitions,
business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Oil & Gas organic profit)	$834	$784	6%

Organic revenue and operating profit growth measure revenue and profit excluding the effects of acquisitions, business dispositions and currency exchange rates. We believe that these measures provide management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, dispositions and currency exchange, which activities are subject to volatility and can obscure underlying trends. Management recognizes that the terms "organic revenue growth" and "organic profit growth" may be interpreted differently by other companies and under different circumstances. Although this may have an effect on comparability of absolute percentage growth from company to company, we believe that these measures are useful in assessing trends of the Oil & Gas business and may therefore be a useful tool in assessing period-to-period performance trends.